ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2020
Trade and other current receivables [abstract]
ACCOUNTS RECEIVABLE
11. ACCOUNTS RECEIVABLE

As at	December 31, 2020	December 31, 2019
Trade receivables	$85	$241
Sales tax and other statutory receivables	16,284	13,568
Other receivables	2,305	2,869
	$18,674	$16,678

There are no expected credit losses and none of the amounts included in receivables at December 31, 2020 are past due.

Trade receivables represent the value of gold doré sold as at period end for which the funds are not yet received; gold sales are generally settled within 1-2 weeks after delivery to a refinery. There were no recorded allowances for credit losses during the years ended December 31, 2020 and 2019. In determining the recoverability of other receivables, the Company considers any change in the credit quality of the counterparty, with the concentration of the credit risk limited due to the nature of the counterparties involved.